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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (date of Earliest Event Reported):  September 5, 1997


                              GREATER BAY BANCORP
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-25034            77-0387041
(State or other jurisdiction          (Commission       (I.R.S. Employer
 of incorporation or organization)     File Number)      Identification Number)


                            2860 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303
             (Address of principal executive offices and ZIP Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (415) 813-8200

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS.

          Pursuant to an Agreement and Plan of Reorganization by and among Greater Bay Bancorp ("GBB"), GBB Acquisition Corp., a wholly-owned subsidiary of GBB ("Newco"), and Peninsula Bank of Commerce, a California state chartered bank ("PBC"), dated as of September 5, 1997 (the "Reorganization Agreement"), GBB will acquire PBC via the merger of Newco with and into PBC, with PBC as the surviving entity which will continue to operate as a banking subsidiary of GBB. Pursuant to the Reorganization Agreement, each share of PBC common stock, no par value, will be converted into the right to receive approximately 1.2 shares of GBB common stock, no par value, subject to certain adjustments.

          In connection with the Reorganization Agreement, PBC and GBB entered into a Stock Option Agreement dated September 5, 1997 (the "Stock Option Agreement"), pursuant to which PBC granted GBB an option, exercisable upon the occurrence of certain events, to purchase up to 19.9% of the issued and outstanding shares of PBC common stock.

          Attached to this report as Exhibits 2.0 and 10.0 are conformed copies of the executed Reorganization Agreement and the Stock Option Agreement, respectively. Additional information concerning the Reorganization Agreement and the transactions contemplated thereby is contained in the press release dated September 8, 1997, attached hereto as Exhibit 99.0.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

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     (b)  Pro Forma Financial Statements.

          Not applicable.

     (c)  Exhibits.

          2.0 Agreement and Plan of Reorganization by and among Greater Bay Bancorp, GBB Acquisition Corp. and Peninsula Bank of Commerce.

          10.0 Stock Option Agreement between Greater Bay Bancorp and Peninsula Bank of Commerce.

          99.0 Press Release relating to the Agreement and Plan of Reorganization and transactions contemplated thereby.


ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not applicable.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREATER BAY BANCORP



Dated:  September 12, 1997               /s/ Steven C. Smith
                                         -------------------------------
                                         Steven C. Smith, Executive Vice
                                         President,
                                         Chief Operating Officer and Chief
                                         Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

2.0    Agreement and Plan of Reorganization by and among Greater Bay Bancorp,
       GBB Acquisition Corp. and Peninsula Bank of Commerce

10.0 Stock Option Agreement between Greater Bay Bancorp and Peninsula Bank of Commerce

99.0 Press Release relating to the Agreement and Plan of Reorganization and the transactions contemplated thereby


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